Exhibit 99.1

ROI Acquisition Corp. II Announces Special Meeting Date of October 15, 2015 for Votes on its Business Combination with Ascend Telecom Holdings Limited

Extension Approved by ROI’s Stockholders Allows for Business Combination to Close by October 26, 2015

NEW YORK, NY, September 21, 2015 -- ROI Acquisition Corp. II (“ROI”) (NASDAQ:ROIQ; ROIQW; ROIQU) today announced that it has set October 15, 2015 as the date for the special meetings of ROI’s stockholders and public warrantholders relating to the previously announced business combination transaction (the "Business Combination") between ROI and Ascend Telecom Holdings Limited (“Ascend Holdings”). The special meetings will be held at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York. Holders of record of ROI’s common stock and warrants at the close of business on September 18, 2015 are entitled to notice of and to vote at the stockholder and warrantholder special meetings, respectively, and any adjournments or postponements thereof. ROI expects the closing of the Business Combination, if approved, to occur as promptly as practicable thereafter, subject to the satisfaction of various closing conditions.

The full agendas for each of the special meetings will be detailed in ROI’s definitive proxy statement/prospectus which will be mailed to all stockholders and public warrantholders as of the record date.

“We look forward to closing the Business Combination expeditiously and providing capital to drive Ascend Holdings’ strong growth,” said Thomas J. Baldwin, Chairman and Chief Executive Officer of ROI.

“As evidenced by our recently disclosed preliminary financial results for the quarterly period ended June 30, 2015, our business momentum is strong, and we look forward to our upcoming U.S. listing to enhance our growth and market presence,” commented Sushil Kumar Chaturvedi, CEO of Ascend Holdings.

ROI also announced today that, on September 18, 2015, it received stockholder approval to extend the date by which it must complete a business combination to October 26, 2015 (the "Extension"). Approximately 94% of the votes cast, or 85% of the outstanding shares of common stock of ROI, were voted in favor of the Extension. In connection with the vote, holders of approximately 3.2 million shares of ROI’s common stock elected to exercise their redemption rights. Under the terms of the merger agreement for the Business Combination, ROI may conduct a private placement of its securities to fund the shortfall in cash required to complete the Business Combination due to redemptions by ROI’s public stockholders.

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed Business Combination, Ascend Holdings, a newly formed Cayman Islands holding company which, following the Business Combination, will be the indirect parent of Ascend Telecom Infrastructure Private Limited (“Ascend India”), filed a Registration Statement on Form F-4 (file no. 333-205872) with the Securities and Exchange Commission (“SEC”) which includes the related preliminary proxy statement/prospectus (the “proxy statement/prospectus”), that is both the proxy statement to be distributed to holders of ROI’s common stock and public warrants in connection with the solicitation by ROI of proxies for the vote by the stockholders on the Business Combination and the vote by the warrantholders on a proposed amendment to the warrant agreement governing ROI’s outstanding warrants, as well as the prospectus covering the registration of the proposed issuance of ordinary shares to be issued in the Business Combination and pursuant to the warrant amendment proposal. ROI’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, and amendments thereto, and the definitive proxy statement/prospectus for the Business Combination and warrant agreement amendment, when available, because these documents will contain important information about Ascend Holdings, Ascend India, ROI, the proposed Business Combination and the proposed warrant agreement amendment. The definitive proxy statement/prospectus for the proposed Business Combination and warrant agreement amendment will be mailed to stockholders and warrantholders of ROI, as applicable, as of September 18, 2015, the record date established for the special meetings of stockholders and warrantholders. Stockholders and warrantholders, as applicable, will also be able to obtain copies of the Registration Statement, which includes the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus, when available, without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: ROI Acquisition Corp. II, 601 Lexington Avenue, 51st Floor, New York, New York 10022, tel. (212) 825-0400, Attention: Joseph A. De Perio.

ABOUT ROI ACQUISITION CORP. II

ROI is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving ROI and one or more businesses. ROI is a Delaware corporation formed in 2013. Its securities are traded on NASDAQ under the ticker symbols ROIQ, ROIQW and ROIQU.

ABOUT ASCEND INDIA

Ascend India, a private limited company incorporated in March 2002 under the Indian Companies Act in the Republic of India, is an independent owner and provider of passive telecommunications infrastructure on a shared, multi-tenancy basis for all 11 wireless operators in India. As of March 31, 2015, Ascend had 4,843 towers and 8,769 tenants. Following the business combination, Ascend will be an indirect wholly-owned subsidiary of Ascend Holdings, a newly formed Cayman Islands holding company.

PARTICIPANTS IN THE SOLICITATION

ROI and its directors and officers may be deemed participants in the solicitation of proxies to ROI’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and officers and a description of their interests in ROI is contained in ROI’s prospectus dated September 16, 2013, which was filed with the SEC on September 18, 2013, and will also be contained in the definitive proxy statement for the proposed Business Combination when available.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters and includes statements regarding expected future financial and operating performance. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ROI, Ascend Holdings, Ascend India and the combined company after completion of the proposed business combination, and are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination transaction; the outcome of any legal proceedings that may be instituted against ROI, Ascend Holdings, Ascend India or others following announcement of the Business Combination and transactions contemplated therein; the inability to complete the transactions contemplated by the merger agreement related to the Business Combination due to the failure to obtain approval of the stockholders of ROI or other conditions to closing in the merger agreement; the ability to meet Nasdaq’s listing standards following the Business Combination; the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees; costs related to the proposed Business Combination; changes in applicable laws or regulations; the possibility that Ascend India may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated in the Registration Statement, including those under “Risk Factors” therein, and other filings with the SEC by ROI. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ROI, Ascend India and Ascend Holdings undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

Sloane & Company

Erica Bartsch

212-446-1875

ROI Acquisition Corp. II

Joseph A. De Perio

212-825-0400